UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  April 29, 2011

PAXTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Highway 50, Suite 2, Lake Village Professional Building, Stateline, NV 89449
Mailing Address:  P.O. Box 1148, Zephyr Cove, NV 89448-1148
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2011, Paxton Energy, Inc. (the “Company”) entered into an Agreement of Merger (the “Agreement”) with PaxAcq Inc., a wholly owned subsidiary of the Company (“PaxAcq”), Virgin Oil Company, Inc. (“Virgin”), and Virgin Offshore U.S.A., Inc., a wholly owned subsidiary of Virgin.

  Pursuant to the terms of the Agreement, at closing, the shareholders of Virgin will receive an aggregate of 70 million shares of the Company’s common stock in exchange for all of the issued and outstanding shares of Virgin and PaxAcq will merge with and into Virgin, so that Virgin will become a wholly-owned subsidiary of the Company.

The closing of the Agreement is subject to the satisfaction of customary closing conditions, as well as the following closing conditions, among others:

•	completion of audited and reviewed financial statements of Virgin;
•	receipt of an updated independent engineering report acceptable to the Company relating to the assets of Virgin;
•	raising of funds by the Company;
•	settlement of claims by creditors of Virgin; and
•	approval of the bankruptcy judge overseeing Virgin, as Virgin is currently a debtor-in-possession under a Chapter 11 proceeding.

In the event the Agreement has not been closed by December 31, 2011 or any condition to closing has not been completed by November 30, 2011, either party may terminate the Agreement by providing written notice to the other party.

Item 7.01 Regulation FD Disclosure.

On May 2, 2011, the Company issued a press release that announced the execution of the Agreement. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.  The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.01	Agreement of Merger dated April 29, 2011, between Paxton Energy, Inc., PaxAcq Inc., Virgin Oil Company, Inc., and Virgin Offshore U.S.A., Inc.

99.1	Press Release, dated May 2, 2011, issued by Paxton Energy, Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAXTON ENERGY, INC.

Date: May 2, 2011	By: /s/ CHARLES F. VOLK, JR.
Charles F. Volk, Jr.
Chief Executive Officer